UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-05128
Investment Company Act file number

The Swiss Helvetia Fund, Inc.
(Exact name of registrant as specified in charter)

U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Andrew Dakos
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ 07663
(Name and address of agent for service)

 1-800-730-2932
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2019

Date of reporting period:  June 30, 2019

Item 1. Reports to Stockholders.

The Swiss Helvetia Fund, Inc.
Executive Offices
7 Bryant Park
New York, NY 10018-3706
(800) 730-2932

A Swiss Investments Fund
www.swzfund.com

Semi-Annual Report

For the Six Months Ended
June 30, 2019

THE SWISS HELVETIA FUND, INC.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund’s shareholder reports will no longer be sent by U.S. mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.swzfund.com), and you will be notified by U.S. mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to  receive shareholder reports and other communications electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling (800)-730-2932 or email swzintermediary@schroders.com. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

THE SWISS HELVETIA FUND, INC.

Dear Stockholder,

We are pleased to provide the Semi-Annual Report for The Swiss Helvetia Fund, Inc. (the “Fund”) for the six-month period ended June 30, 2019.

After careful consideration of various factors, the Fund’s Board of Directors recently unanimously approved several proposed changes to the direction of the Fund in order to make the Fund a more attractive investment opportunity.

On July 29, 2019, the Fund announced proposals to expand its investment mandate and appoint a new investment advisor.  Specifically, proposals to approve (1) replacing the Fund’s fundamental investment objective with a non-fundamental objective of total return, (2) revised fundamental investment restrictions to permit greater investment flexibility, and (3) an investment advisory agreement with Bulldog Investors, LLC (“Bulldog”), will be presented at the Fund’s upcoming annual meeting of stockholders on October 3rd.  The proxy statement in connection with the annual meeting and these proposals was filed with the Securities and Exchange Commission on August 20, 2019 and can be found on the Fund’s website at www.swzfund.com.

If all of these proposals are approved by stockholders at the annual meeting, Bulldog will implement a new “activist” investment strategy for the Fund – one of making investments and seeking to influence the actions of issuers’ managements to increase the value of those investments.  The actions the Fund may take include discussions with management, submitting proposals to management and/or company shareholders, seeking board representation via a proxy contest, and collaborating with other investors. We encourage you to review the Fund’s proxy statement that provides important details about the proposed activist strategy, as well as historical performance data and other information about Bulldog and its experience investing using similar strategies over two decades.

If all proposals are approved at the annual meeting, the Fund intends, as soon as practicable thereafter, to commence a tender offer for up to 15% of the Fund’s outstanding shares at a price of 95% of the Fund’s net asset value per share in order to provide an opportunity for stockholders to sell, at least in part, their shares at a premium to the market price. In addition, the Board anticipates that the Fund would opportunistically sell the liquid positions in the Fund’s portfolio in order to transition to the new investment strategy.  If stockholders do not approve each of the foregoing proposals, the Board will consider what actions, if any, would be appropriate.

Detailed comments regarding the Swiss economy and market environment follow in the Management Discussion and Analysis.

On behalf of the board, I thank you for your investment in the Fund and support as we look forward to transitioning to an exciting new investment opportunity for stockholders.

Sincerely yours,

Andrew Dakos
Chairman
August 21, 2019

THE SWISS HELVETIA FUND, INC.

Management Discussion and Analysis (as of June 30, 2019)

For the six-month period ended June 30, 2019, the performance of The Swiss Helvetia Fund, Inc. (the “Fund”), as measured by the change in value in the Fund’s net asset value (“NAV”), increased +16.46% in US dollars (“USD”). For the same period, the Fund’s share price performance increased +14.49% in USD and the discount at which the Fund’s shares trade widened. This compares with an increase of +22.80% in the Swiss Performance Index (the “Index” or “SPI”) in USD over the same period.

Economic environment during the period under review

Global economic review

Macroeconomic indicators were mixed in the first half of 2019. In Q1, GDP Growth estimates were surprisingly positive at the same time as forward-looking indicators and survey data pointed towards slowing business activity. Early reads from the Q2 earnings seasons also suggest that growth has moderated, as an above average percentage of companies had to issue negative pre-announcements. In Switzerland, Q1 GDP growth came in at +0.6% against +0.3% in the previous quarter.

The first half of 2019 also saw a significant shift in interest rate expectations on the back of the US Federal Reserve’s (the “Fed”) continued dovishness. The European Central Bank (the “ECB”) also indicated that renewed monetary easing might be back on the table as inflation remains subdued.

Finally, political uncertainty, noticeably around trade tensions and Brexit, seemed to weigh on business confidence. Comments from President Trump that his administration could impose tariffs on Mexican imports highlighted the risk that other US trading partners might become the focus of further trade actions.

Market environment during the period under review

In the first half of 2019, worldwide equities were heavily influenced by monetary policy and trade war headlines while economic indicators seemed to be largely ignored. After generally recovering their previous quarter’s losses in Q1 2019, equities continued to perform positively in Q2. The dovish tone of the Fed and the ECB, as well as hopes of progress in trade tensions at the end of June, helped to propel equities towards new highs. However, markets were volatile, as the political environment remained uncertain. The month of May in particular saw a market wobble as trade tensions came back into focus.

For the most part, in Q4 2018 the pattern for Swiss equities was typical, as they outperformed other markets due to the relative heavy weighting of defensive sectors and stocks. Their strong rally during the first half of 2019, however, was not typical, as contrary to usual patterns in

THE SWISS HELVETIA FUND, INC.

recoveries, defensive stocks continued to outperform in Q1. Over the first half 2019, the SPI outperformed the S&P 500 and MSCI Europe by +4.27% and +6.91%, respectively (both in USD terms).

Large caps, represented by the Swiss Market Index Total Return (SMIC), outperformed the small- and mid-cap index (SPIEX) by 1.22% in USD. It is atypical for small- and mid-caps to underperform in such a recovery. However, this is to a large extent due to the strong performance of index “heavyweights” Nestlé and Novartis. At sector level, only basic resources, media and automobiles & parts were negative.

THE SWISS HELVETIA FUND, INC.

Swiss Performance Index for the first half 2019

Sector
Weight
Absolute sector performance
Technology
1.61%
39.38%
Food & Beverage
22.84%
30.11%
Construction & Materials
4.55%
28.14%
Financial Services
1.63%
26.07%
Chemicals
2.16%
24.60%
Insurance
7.83%
23.70%
Personal & Household Goods
3.94%
23.46%
Health Care
35.41%
22.86%
Industrial Goods & Services
8.66%
18.74%
Travel & Leisure
0.07%
16.15%
Real Estate
1.35%
14.90%
Banks
7.83%
7.95%
Telecommunications
1.09%
6.43%
Retail
0.57%
6.18%
Utilities
0.13%
0.95%
Automobile & Parts
0.07%
-3.78%
Media
0.22%
-8.04%
Bank Resources
0.04%
-9.36%
-20%
-10%
0%
10%
20%
30%
40%
50%

Source: Schroders, Bloomberg, as of June 30, 2019. Performance measured as total return in USD. Sectors mentioned should not be viewed as a recommendation to buy/sell. Portfolio composition is subject to change over time. Investors cannot invest directly in the Index.

Performance

The Fund’s NAV return of +16.46% was a strong result in absolute terms but less than the Index’s return of +22.80% in USD. The Fund’s underperformance can roughly be broken down as follows: approximately 1/3 from cash drag, 1/3 from the Fund’s private equity holdings and 1/3 stock picking.

In terms of stock picking, there was a positive relative performance impact from some of the Fund’s largest overweight positions, such as Belimo, Tecan, Sonova, Swiss Life and Logitech. Other positive impacts on relative performance came from the Fund’s zero position in Swiss Re and Swisscom. Conversely, the strong

THE SWISS HELVETIA FUND, INC.

performance of the medium-cap growth segment (companies such as Temenos, Straumann, Partners Group, etc.) had a negative impact on relative performance, as we keep an underweight or zero weight in those stocks on valuation grounds. Overweight positions such as VZ Holding, Swatch, DKSH, Sensirion, Feintool and Implenia also detracted from relative performance.

The Fund’s private equity positions as a whole experienced only a small change in valuation. That said, in a half year where listed equities were strongly up, the negative impact on relative performance was significant and higher than one percentage point of relative performance. In a similar manner, cash holdings had a negative impact on relative performance. Finally, the significantly higher than benchmark exposure to the attractive Swiss small- and mid-cap segment detracted from relative performance, as that segment did not keep up with the overall market.

Portfolio changes

In total, there were 14 purchases and 12 sales of listed equities on a net basis during the first half of 2019. As of June 30, 2019, there were 36 listed companies held by the Fund and six direct private equity investments, including one participation in a private equity limited partnership.

THE SWISS HELVETIA FUND, INC.

New Investments by the Fund

Partners Group
Sulzer
Sunrise

Additions to Existing Investments

BKW
Credit Suisse
DKSH
Julius Baer
Novartis
Richemont
Roche
Schindler
SFS
Swatch
UBS

Positions Entirely Disposed of

Adecco
Airopack
Alcon

Reductions in Existing Investments

Belimo
Bucher
Cembra Money Bank
Georg Fischer
Implenia
Oerlikon
Sonova
Tecan
VZ Holding

The Fund established new positions in Partners Group, Sulzer and Sunrise.

Partners Group is a global investment manager focusing on private assets. We used stock price weakness in early January to build up a new position in Partners Group. We believe that the company will continue to record very strong net new money flows, as we expect the shift to private assets is far from over.

We believe Sulzer is a quality industrial company with a strong global market share in pumping equipment. We bought a new position in Sulzer because we expect the company to post strong earnings growth for the foreseeable future, thanks to a recovery of its end markets and cost containment measures that were implemented over the past several years.

Sunrise is a leading telecommunication provider in Switzerland. Positioned as a solid number two behind Swisscom, we believe the company offers an attractive growth profile and dividend. We built up a new position in Sunrise after market participants responded negatively to the announcement of the acquisition of UPC Switzerland from Liberty Global, which we viewed as an overreaction.

THE SWISS HELVETIA FUND, INC.

Furthermore, we increased our existing positions in industrial companies Schindler and SFS, as well as in luxury goods companies Richemont and Swatch, on the back of negative sentiment that we felt was too severe. We also increased our exposure to Credit Suisse, Julius Baer and UBS, all of which we viewed as attractively valued.

On the other hand, we sold our entire positions in Adecco, Airopack and Alcon. Adecco did not seem to be making progress in terms of revenues and margins despite a generally tight labour market in most of the important countries where it operates. Due to governance concerns, we exited completely our position in Airopack, a company developing an environmentally friendly aerosol packaging solution. In April, we received shares of Alcon as part of its spin-off from Novartis. We decided to sell Alcon on valuation grounds and partially re-invested the proceeds of that sale into Novartis.

We also reduced our investment—mainly to take profits after strong share price developments—in a number of stocks such as Belimo, Bucher, Cembra Money Bank, Georg Fischer, Implenia, Oerlikon, Sonova, Tecan and VZ Holding.

Outlook and Investment View

In the first half of 2019, financial markets were driven by announcements regarding the US-China trade dispute and prospects of further monetary easing rather than by macroeconomic data, in our view. Equity markets started the year on a strong footing, then corrected in May, seemingly due to renewed concerns about global growth after a further escalation in the trade dispute between China and the US. However, the losses seen in May were recovered in June. We believe that this was a result of changed interest rate expectations, a further reversal in sentiment ahead of the G20 summit and the hopes of constructive talks between the US and China.

June has seen a significant shift in interest expectations. We believe that markets are now pricing in 75 basis points of rate cuts in the US by the end of 2019, whereas almost no rate cuts were anticipated by the markets at the beginning of May (see chart below). In our view, this change in expectations has been driven by concerns over global growth due to trade tensions between the US and China.

THE SWISS HELVETIA FUND, INC.

Chart: Significant shift in US rate expectations

Source: Thomson Reuters Datastream, Schroders Economics Group, 25 June 2019.

Chart: Global policy rates

Source: IMF, Schroders Economics Group, 20 June 2019. 2Euro area policy rate is the deposit rate.

THE SWISS HELVETIA FUND, INC.

After expanding by 3.3% in 2018, we expect global growth to moderate to 2.8% in 2019 and 2.6% in 2020. Inflation is forecasted to decline to 2.6% this year (down from 2.7% in 2018), and then to rise back to 2.7% in 2020. Meanwhile, there are indications that the US and China may sign a trade deal towards the end of 2019, although the disruption caused by the current trade dispute, even if it is resolved in the second half of 2019, is expected to be felt through 2020. US growth is forecasted to slow to 2.6% in 2019 and 1.5% in 2020. Eurozone growth is forecasted to moderate from 2% in 2018 to 1.2% in 2019, as the full effects from the US-China trade dispute and Brexit hit European exporters.

We see it as likely that the second half of 2019 will be characterized by ongoing sentiment changes as well. As highlighted above, we expect the trade dispute and its implications will linger for some time. Consequently, we expect equity markets to remain volatile.

In any case, as stock-pickers, we are evaluating whether an equity asset is priced attractively or expensively compared to its long-term earnings power and dividend capacity. After the strong performance of certain market segments in the first half of 2019, many “quality growth” companies have become expensive while others, mainly in consumer goods, financials and industrials, are lagging and remain attractively priced, in our view. Consequently, we continued to take profits in stocks that have performed strongly, such as Belimo, Sonova, Tecan or Cembra Money Bank, and to increase our position in stocks where we see good upside, such as BKW or Julius Baer.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	June 30, 2019

			Percent
No. of		Fair	of Net
Shares	Security	Value	Assets
Common Stock — 90.99%

Advertising — 1.05%

22,000	DKSH Holding AG	$1,290,667	1.05%
	An international
	marketing and services
	group. The company
	offers a comprehensive
	package of services that
	includes organizing and
	running the entire value
	chain for any product.
	(Cost $1,465,122)
		1,290,667	1.05%
Aerospace/Defense — 0.46%

319	Forbo Holding AG	564,057	0.46%
	Produces floor coverings,
	adhesives and belts for
	conveying and power
	transmission.
	(Cost $474,301)
		564,057	0.46%
Auto Parts & Equipment — 0.74%

950	Georg Fischer AG	909,077	0.74%
	Provides piping systems,
	automotive, and machining
	solutions. The Company
	supplies piping systems
	made of plastics and metal,
	and manufactures
	lightweight cast
	components and systems
	made of ductile iron,
	aluminum, and magnesium
	for the global automotive
	industry as well as a variety
	of other industrial
	applications.
	(Cost $790,905)
		909,077	0.74%
Banks — 6.85%

270,000	Credit Suisse Group AG	3,241,385	2.63%
	A global diversified
	financial services company
	with significant activity in
	private banking,
	investment banking and
	asset management.
	(Cost $3,421,534)

436,000	UBS Group AG	5,187,282	4.22%
	Provides retail banking,
	corporate and institutional
	banking, wealth
	management, asset
	management and
	investment banking.
	(Cost $6,669,998)
		8,428,667	6.85%
Biotechnology — 4.40%

90,000	Kuros Biosciences AG1	163,846	0.13%
	Develops and produces
	biopharmaceuticals. The
	company produces
	vaccines that immunize
	the patient against
	disease related proteins.
	(Cost $559,771)

6,191	NovImmune SA1,2,4	5,246,158	4.27%
	Discovers and develops
	therapeutic monoclonal
	antibodies (mAbs) to treat
	patients suffering from
	immune-related disorders.
	(Cost $3,613,416)
		5,410,004	4.40%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	June 30, 2019
(continued)

			Percent
No. of		Fair	of Net
Shares	Security	Value	Assets
Common Stock — (continued)

Building Materials — 1.10%

220	Belimo Holding AG	$1,353,846	1.10%
	Market leader in damper
	and volume control
	actuators for ventilation
	and air-conditioning
	equipment.
	(Cost $530,615)
		1,353,846	1.10%
Chemicals — 0.97%

98,000	OC Oerlikon Corp. AG	1,198,113	0.97%
	Manufactures industrial
	equipment. The Company
	produces protective
	coatings for precision
	tools and components,
	equipment for textile
	production, and
	propulsion technology
	drive systems.
	(Cost $1,193,773)
		1,198,113	0.97%
Computers — 2.83%

87,000	Logitech International SA	3,480,892	2.83%
	Engages in the
	development and
	marketing of hardware
	and software products
	that enable or enhance
	digital navigation, music
	and video entertainment,
	gaming, social networking
	and audio and video
	communication.
	(Cost $1,179,564)
		3,480,892	2.83%
Diversified Financial Services — 5.21%

14,000	Cembra Money Bank AG	1,351,897	1.10%
	Provides financial services.
	The company’s services
	include personal loans,
	vehicle financing, credit
	cards and savings and
	insurance services.
	(Cost $833,835)

52,000	Julius Baer Group Ltd.	2,317,867	1.88%
	Provides private banking
	services. The company
	advises on wealth
	management, financial
	planning and investments;
	offers mortgage and other
	lending, foreign exchange,
	securities trading, custody
	and execution services.
	(Cost $2,504,654)

1,050	Partners Group Holding AG	826,000	0.67%
	A global private markets
	investment management
	firm with investment
	programs under
	management in private
	equity, private real estate,
	private infrastructure and
	private debt. The firm
	manages a broad range of
	customized portfolios for
	an international clientele
	of institutional investors.
	Partners Group is
	headquartered in
	Zug, Switzerland.
	(Cost $682,793)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	June 30, 2019
(continued)

			Percent
No. of		Fair	of Net
Shares	Security	Value	Assets
Common Stock — (continued)

Diversified Financial Services — (continued)

7,000	VZ Holding AG	$1,920,513	1.56%
	Provides independent
	financial advice to private
	individuals and companies.
	The company consults on
	investment, tax and
	inheritance planning and
	provides advice regarding
	insurance products
	and coverage.
	(Cost $1,160,403)
		6,416,277	5.21%
Electric — 0.98%

18,000	BKW AG	1,203,692	0.98%
	Provides energy supply
	services. The company
	focuses on the production,
	transportation, trading and
	sale of energy. In addition
	to energy supply, the
	company also develops,
	implements and operates
	energy solutions for
	its clients.
	(Cost $1,124,846)
		1,203,692	0.98%
Electronics — 1.92%

117,500	ABB Ltd.	2,360,846	1.92%
	Provides power and
	automation technologies.
	The company operates
	under segments that include
	power products, power
	systems, automation
	products, process
	automation, and robotics.
	(Cost $2,903,381)
		2,360,846	1.92%
Engineering & Construction — 0.69%

28,600	Implenia AG	847,733	0.69%
	Provides construction,
	civil and underground
	engineering services. The
	company’s projects include
	residential and industrial
	buildings, tunnels, bridges
	and roads. The company
	also provides real estate
	and facilities management
	and marketing services.
	(Cost $1,381,141)
		847,733	0.69%
Food — 14.74%

1,080,000	Aryzta AG1	1,239,508	1.01%
	Produces and retails
	specialty bakery products.
	The Company produces
	French breads, pastries,
	continental breads,
	confections, artisan breads,
	homestyle lunches,
	viennoiserie, patisserie,
	cookies, pizza, appetizers,
	and sweet baked goods.
	(Cost $4,435,098)

163,000	Nestlé SA	16,895,159	13.73%
	One of the world’s largest
	food and beverage
	processing companies.
	(Cost $9,283,054)
		18,134,667	14.74%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	June 30, 2019
(continued)

			Percent
No. of		Fair	of Net
Shares	Security	Value	Assets
Common Stock — (continued)

Hand/Machine Tools — 0.71%

3,900	Schindler Holding AG	$869,200	0.71%
	Manufactures and installs
	elevators, escalators, and
	moving walkways
	internationally. The
	company’s products are
	used in airports, subway
	stations, railroad terminals,
	shopping centers, cruise
	ships, hotels, and office
	buildings. The company
	also offers maintenance
	services.
	(Cost $822,641)
		869,200	0.71%
Healthcare-Products — 4.26%

125,416	Eyesense AG, Series A1,2,4	241,828	0.19%
	A spin-out from Ciba
	Vision AG. Develops novel
	ophthalmic self- diagnostic
	systems for glucose
	monitoring of diabetes
	patients.
	(Cost $3,007,048)

5,450	Sonova Holding AG	1,239,805	1.01%
	Designs and produces
	wireless analog and
	digital in-the-ear and
	behind-the-ear hearing
	aids and miniaturized voice
	communications systems.
	(Cost $846,323)

3,731	Spineart SA1,2,4	1,165,679	0.95%
	Designs and markets an
	innovative full range of
	spine products, including
	fusion and motion
	preservation devices,
	focusing on easy to implant
	high-end products to
	simplify the surgical act.
	(Cost $2,623,328)

10,000	Tecan Group AG	2,596,923	2.11%
	Manufactures and
	distributes laboratory
	automation components
	and systems. The products
	are mainly used by research
	and diagnostic laboratories.
	(Cost $938,648)
		5,244,235	4.26%
Insurance — 6.92%

11,000	Baloise Holding AG	1,949,538	1.59%
	Offers group and
	individual life, health,
	accident, liability property,
	and transportation
	insurance to customers in
	Europe. The Company also
	offers private banking and
	asset management services.
	(Cost $1,699,591)

6,200	Swiss Life Holding AG	3,076,472	2.50%
	Provides life insurance and
	institutional investment
	management.
	(Cost $1,883,174)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	June 30, 2019
(continued)

			Percent
No. of		Fair	of Net
Shares	Security	Value	Assets
Common Stock — (continued)

Insurance — (continued)

10,000	Zurich Insurance
	Group AG	$3,486,154	2.83%
	Provides insurance-based
	financial services. The
	company offers general
	and life insurance products
	and services for individuals,
	small businesses,
	commercial enterprises,
	mid-sized and large
	corporations, and
	multinational companies.
	(Cost $3,249,842)
		8,512,164	6.92%
Machinery-Diversified — 2.90%

1,700	Bucher Industries AG	586,543	0.48%
	Manufactures food
	processing machinery,
	vehicles and hydraulic
	components. Produces
	fruit and vegetable juice
	processing machinery,
	fodder harvesters, plows,
	seed drills, feed mixers,
	plant sprayers, spreaders,
	street sweepers, and snow
	blowers. The Company
	operates worldwide.
	(Cost $501,895)

1,000	Burckhardt Compression
	Holding AG	266,154	0.21%
	Produces compressors
	for oil refining and the
	chemical and petrochemical
	industries, industrial gases
	and gas transport and
	storage.
	(Cost $301,678)

14,000	Feintool International
	Holding AG	995,077	0.81%
	Manufactures integrated
	systems for fineblanking
	and forming technologies.
	The company produces
	presses and special tooling
	capable of manufacturing
	precision parts, automation
	systems, riveting machines
	and extruded plastic and
	metal components.
	(Cost $1,353,935)

150,000	SIG Combibloc Group AG	1,726,154	1.40%
	The company, through its
	subsidiaries, manufactures
	and produces bottling
	machines and systems for
	the food and beverage
	industries. The company
	serves customers worldwide.
	(Cost $1,727,580)
		3,573,928	2.90%
Metal Fabricate/Hardware — 0.87%

12,545	SFS Group AG	1,069,220	0.87%
	Provides automotive
	products, building and
	electronic components, flat
	roofing and solar fastening
	systems. The company
	operates production
	facilities in Asia, Europe
	and North America.
	(Cost $858,097)
		1,069,220	0.87%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	June 30, 2019
(continued)

			Percent
No. of		Fair	of Net
Shares	Security	Value	Assets
Common Stock — (continued)

Miscellaneous Manufacturing — 1.02%

11,518	Sulzer AG	$1,260,483	1.02%
	Manufactures machinery
	and equipment, and
	operates in a surfacing
	technology business. The
	Company provides
	pumping and surface
	technology solution and
	services, services and
	repair of thermal turbo
	machinery, and service for
	separation and static mixing.
	(Cost $1,096,107)
		1,260,483	1.02%
Pharmaceuticals — 25.18%[5]

185,000	Novartis AG	16,925,128	13.76%
	One of the leading
	manufacturers of
	branded and generic
	pharmaceutical products.
	(Cost $10,468,595)

49,901	Roche Holding AG	14,056,728	11.42%
	Develops and manufactures
	pharmaceutical and
	diagnostic products.
	Produces prescription drugs
	to treat cardiovascular,
	infectious and autoimmune
	diseases and for other
	areas including
	dermatology and oncology.
	(Cost $9,346,153)
		30,981,856	25.18%

Retail — 6.31%

57,000	Cie Financiere
	Richemont SA	4,842,954	3.93%
	Manufactures and retails
	luxury goods. Produces
	jewelry, watches, leather
	goods, writing instruments
	and men’s and
	women’s wear.
	(Cost $4,516,733)

54,000	Swatch Group AG –
	Registered Shares	2,927,077	2.38%
	Manufactures finished
	watches, movements and
	components. Produces
	components necessary to
	its various watch brand
	companies. The company
	also operates
	retail boutiques.
	(Cost $4,777,022)
		7,770,031	6.31%
Semiconductors — 0.56%

20,000	Sensirion Holding AG1	692,308	0.56%
	The company, through its
	subsidiaries, manufactures
	gas and liquid flow sensors
	for the measurement of
	humidity and temperature,
	volatile organic compounds
	and carbon dioxide. The
	company serves automotive,
	industrial, medical, and
	consumer goods sectors
	worldwide.
	(Cost $794,200)
		692,308	0.56%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	June 30, 2019
(continued)

			Percent
No. of		Fair	of Net
Shares	Security	Value	Assets
Common Stock — (continued)

Telecommunications — 0.32%

5,250	Sunrise Communications
	Group AG1	$392,269	0.32%
	An integrated
	communications provider
	in Switzerland. The
	Company provides mobile
	voice and data, landline
	voice, landline Internet and
	IPTV services to residential
	customers, business
	customers and other
	carriers across Switzerland.
	The Company operates
	in Switzerland.
	(Cost $383,018)
		392,269	0.32%
	Total Common Stock
	(Cost $95,403,812)	111,964,232	90.99%

Preferred Stock — 0.11%

Biotechnology — 0.01%
8,400	Ixodes AG, Series B1,2,3,4	7,409	0.01%
	Develops and produces a
	topical product for the
	treatment of borreliosis
	infection and the
	prevention of Lyme
	disease from a tick bite.
	(Cost $2,252,142)
		7,409	0.01%
Industrial Goods & Services — 0.10%

500,863	SelFrag AG Class A1,2,4	123,290	0.10%
	Designs, manufactures
	and sells industrial
	machines and processes
	using selective
	fragmentation technology.
	(Cost $1,932,198)
		123,290	0.10%
	Total Preferred Stock
	(Cost $4,184,340)	130,699	0.11%

Limited Partnership — 0.82%

Biotechnology — 0.82%

3,294,705	Aravis Biotech II,
	Limited Partnership[1,2,3]	1,004,463	0.82%
	Makes early stage
	venture investments in
	the biotechnology &
	pharmaceuticals industry.
	(Cost $1,810,184)
	Total Limited Partnership
	(Cost $1,810,184)	1,004,463	0.82%

	Total Investments –
	91.92%
	(Cost $101,398,336)	113,099,394	91.92%

	Other Assets Less
	Liabilities – 8.08%	9,945,199	8.08%
	Net Assets	$123,044,593	100.00%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	June 30, 2019
(continued)

[1]	Non-income producing security.
[2]
Illiquid.  There is not a public market for these securities in the United States or in any foreign jurisdiction, including Switzerland.  Securities are priced at Fair Value in accordance with the Fund’s valuation policy and procedures.  At the end of the period, the aggregate Fair Value of these securities amounted to $7,788,827 or 6.33% of the Fund’s net assets.  Additional information on these securities is as follows:

Security	Acquisition Date	Cost
Aravis Biotech II, Limited Partnership	July 31, 2007 – May 29, 2018	$1,810,184
Eyesense AG – Common Shares	July 22, 2010 – October 3, 2011	3,007,048
Ixodes AG – Preferred Shares B	April 7, 2011 – June 1, 2012	2,252,142
NovImmune SA – Common Shares	October 7, 2009 – December 11, 2009	3,613,416
SelFrag AG – Class A – Preferred Shares	December 15, 2011 – January 28, 2014	1,932,198
Spineart SA – Common Shares	December 22, 2010	2,623,328
		$15,238,316

[3]
Affiliated Company.  An affiliated company is a company in which the Fund has ownership of at least 5% of the company’s outstanding voting securities or an equivalent interest in the company.  Details related to affiliated company holdings are as follows:

	Fair Value				Change in		Fair Value
	as of	Gross	Gross	Realized	Unrealized	Interest	as of
Name of Issuer	12/31/18	Additions	Reductions	Gain/(Loss)	Gain/(Loss)	Income	6/30/19
Aravis Biotech II,
Limited Partnership	$980,070	$—	$—	$—	$24,393	$—	$1,004,463
Ixodes AG – Preferred
Shares B	7,328	—	—	—	81	—	7,409
	$987,398	$—	$—	$—	$24,474	$—	$1,011,872

[4]	Value determined using significant observable inputs.
[5]
As of June 30, 2019, the Fund had more than 25% of its total assets invested in the pharmaceuticals industry as a result of the appreciation of the value of its existing investments. Due to regulatory restrictions that apply to the Fund’s investments in a particular industry, the Fund will not make any additional investments in the pharmaceuticals industry until such time the percentage of the Fund’s total assets invested in that industry is below 25%.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	June 30, 2019
(concluded)

PORTFOLIO HOLDINGS
% of Net Assets as of June 30, 2019
Pharmaceuticals	25.18%
Food	14.74%
Insurance	6.92%
Banks	6.85%
Retail	6.31%
Biotechnology	5.23%
Diversified Financial Services	5.21%
Healthcare-Products	4.26%
Machinery-Diversified	2.90%
Computers	2.83%
Electronics	1.92%
Building Materials	1.10%
Advertising	1.05%
Miscellaneous Manufacturing	1.02%
Electric	0.98%
Chemicals	0.97%
Metal Fabricate/Hardware	0.87%
Auto Parts & Equipment	0.74%
Hand/Machine Tools	0.71%
Engineering & Construction	0.69%
Semiconductors	0.56%
Aerospace/Defense	0.46%
Telecommunications	0.32%
Industrial Goods & Services	0.10%
Other Assets Less Liabilities	8.08%
100.00%

TOP 10 PORTFOLIO HOLDINGS
% of Net Assets as of June 30, 2019
Novartis AG	13.76%
Nestle SA	13.73%
Roche Holding AG	11.42%
NovImmune SA	4.27%
UBS Group AG	4.22%
Cie Financiere Richemont SA	3.93%
Zurich Insurance Group AG	2.83%
Logitech International SA	2.83%
Credit Suisse Group AG	2.63%
Swiss Life Holding AG	2.50%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Assets and Liabilities (Unaudited)	June 30, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $97,336,010)	$112,087,522
Investments in affiliated issuers, at value (cost $4,062,326)	1,011,872
Total Investments, at value (cost $101,398,336)	113,099,394
Cash	793,262
Foreign currency (cost $7,408,561)	7,633,537
Tax reclaims receivable	1,845,481
Prepaid expenses	134,468
Total assets	123,506,142

Liabilities:
Advisory fees payable	70,794
Audit fees payable	28,961
Legal fees payable	116,044
Accrued printing and shareholder reports expense	29,048
Accrued Trustee fees	74,388
Other fees and expenses payable	142,314
Total liabilities	461,549
Net assets	$123,044,593

Composition of Net Assets:
Paid-in capital	108,397,482
Total distributable earnings	14,647,111
Net assets	$123,044,593

Net Asset Value Per Share:
($123,044,593 ÷ 13,267,111 shares outstanding, $0.001 par value: 50 million
shares authorized)	$9.27

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Operations (Unaudited)	For the Six Months Ended June 30, 2019

Investment Income:
Dividend (less of foreign tax withheld of $327,106)	$2,492,478
Total income	2,492,478
Expenses:
Investment advisory fees (Note 2)	401,772
Legal fees (Note 3)	211,560
Directors’ fees and expenses	162,754
Printing and shareholder reports	86,225
Administration fees (Note 3)	46,686
Audit fees (Note 3)	28,761
Custody fees (Note 3)	23,392
Insurance fees	17,809
Transfer agency fees (Note 3)	15,597
Miscellaneous expenses	218,435
Total expenses	1,212,991
Net investment income	1,279,487
Realized and Unrealized Gains (Loss) on Investments and Foreign Currency:
Net realized gain (loss) from:
Investments in unaffiliated issuers	1,311,929
Investments in affiliated issuers	—
Foreign currency transactions	(89,758)
Total net realized gain from unaffiliated and affiliated issuers and
foreign currency transactions	1,222,171
Net change in unrealized appreciation from:
Investments in unaffiliated issuers	14,747,428
Investments in affiliated issuers	24,474
Foreign currency and foreign currency translations	194,145
Total net change in unrealized appreciation from unaffiliated and affiliated
issuers, foreign currency and foreign currency translations	14,966,047
Net Realized and Unrealized Gain on Investments and Foreign Currency	16,188,218
Net Increase in Net Assets from Operations	$17,467,705

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Changes in Net Assets

	For the
	Six Months Ended	For the
	June 30, 2019	Year Ended
	(Unaudited)	December 31, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,279,487	$3,418,077
Total net realized gain from unaffiliated and
affiliated issuers and foreign currency
transactions	1,222,171	126,249,715
Total net change in unrealized appreciation
(depreciation) from unaffiliated and affiliated
issuers, foreign currency and foreign
currency translations	14,966,047	(157,267,877)
Net increase (decrease) in net assets from
operations	17,467,705	(27,600,085)
Distributions to Stockholders	—	(129,417,170)
Capital Stock Transactions:
Value of shares issued in reinvestment of dividends
and distributions	—	99,423,894
Value of shares repurchased through tender offer
(Note 7)	—	(193,661,895)
Total decrease from capital share
transactions	—	(94,238,001)
Total increase (decrease) in net assets	17,467,705	(251,255,256)
Net Assets:
Beginning of period	105,576,888	356,832,144
End of period	$123,044,593	$105,576,888

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Financial Highlights

	For the Six
	Months Ended
	June 30, 2019	For the Years Ended December 31,
	(Unaudited)	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at the beginning of period	$7.96	$14.10	$11.66	$12.30	$12.78	$15.46
Income from Investment Operations:
Net investment income[1]	0.10	0.14	0.13	0.15	0.11	0.08
Net realized and unrealized
gain (loss) on investments[2]	1.21	(1.35)	2.41	(0.45)	0.12	(0.40)
Total from investment activities	1.31	(1.21)	2.54	(0.30)	0.23	(0.32)
Gain from capital shares repurchases	—	—	—	0.02	—	—
Gain from tender offer	—	0.30	0.03	—	—	0.05
Capital change resulting from the issuance
of fund shares	—	(0.12)	—	(0.03)	—	(0.03)
Less Distributions:
Dividends from investment income and
net realized gains from foreign currency
transactions	—	(0.10)	(0.13)	(0.12)	(0.03)	(0.04)
Distributions from net realized capital gains	—	(5.01)	—	(0.21)	(0.68)	(2.34)
Total distributions	—	(5.11)	(0.13)	(0.33)	(0.71)	(2.38)
Net asset value at end of period	$9.27	$7.96	$14.10	$11.66	$12.30 [3]	$12.78 [4]
Market value per share at the end of period	$7.90	$6.90	$12.76	$10.21	$10.56	$11.14
Total Investment Returns:[5,6]
Based on market value per share	14.49%	-10.90%	26.26%	-0.24%	1.41%	-3.66%
Based on net asset value per share	16.46%	-6.98%	22.17%	-2.19%	2.96%[3]	-0.27%[4]
Ratios to Average Net Assets:[7]
Net expenses	2.13%	1.44%	1.40%	1.19%	1.15%	1.41%
Gross expenses	2.13%	1.44%	1.40%	1.19%	1.15%	1.41%
Net investment income	2.25%	1.12%	0.98%	1.26%	0.81%	0.52%
Supplemental Data:
Net assets at end of period (000’s)	$123,045	$105,577	$356,832	$327,861	$344,132	$340,457
Average net assets during the period (000’s)	$114,613	$305,270	$350,487	$331,874	$368,969	$426,661
Portfolio turnover rate[6]	10%	21%	9%	19%	23%	48%

[1]	Calculated using the average shares method.
[2]	Includes net realized and unrealized currency gain and losses.
[3]
The net asset value per share (“NAV”) for financial reporting purposes, $12.30, differs from the NAV reported on December 31, 2015, $12.33 due to adjustments made in accordance with accounting principles generally accepted in the United States of America.

[4]
The NAV for financial reporting purposes, $12.78, differs from the NAV reported on December 31, 2014, $12.82 due to adjustments made in accordance with accounting principles generally accepted in the United States of America.

[5]
Total investment return based on market value differs from total investments return based on net assets value due to changes in the relationship between the market value of the Fund’s shares and its NAV per share.

[6]	Not annualized for periods less than one year.
[7]	Annualized for periods less than one year.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited)

Note 1—Organization and Significant Accounting Policies

A. Organization
The Swiss Helvetia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

B. Securities Valuation
The Fund values its investments at fair value in accordance with accounting principles generally accepted in the United States (“GAAP”).

When valuing listed equity securities, the Fund uses the last sale price on the securities exchange or national securities market on which such securities primarily are traded (the “Primary Market”) prior to the calculation of the Fund’s net asset value (“NAV”). When valuing equity securities that are not listed (except privately-held companies and private equity limited partnerships) or that are listed but have not traded on a day on which the Fund calculates its NAV, the Fund uses the mean between the bid and asked prices for that day. If there are no asked quotations for such a security, the value of such security will be the most recent bid quotation on the Primary Market on that day. On any day when a security’s Primary Market is closed because of a local holiday or other scheduled closure, but the New York Stock Exchange is open, the Fund may use the prior day’s closing prices to value such security regardless of the length of the scheduled closing.

When valuing fixed-income securities, if any, the Fund uses the last bid price prior to the calculation of the Fund’s NAV. If there is no current bid price for a fixed-income security, the value of such security will be the mean between the last quoted bid and asked prices on that day. Overnight and certain other short-term fixed-income securities with maturities of less than 60 days will be valued by the amortized cost method, unless it is determined that the amortized cost method would not represent the fair value of such security.

It is the responsibility of the Fund’s Board of Directors (the “Board”) to establish procedures to provide for the valuation of the Fund’s portfolio holdings. When valuing securities for which market quotations are not readily available, or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures (a “Fair Value”). The Fund may use these procedures to establish the Fair Value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value.

Swiss exchange-listed options, if any, including Eurex-listed options, are valued at their most recent sale price (latest bid for long options and the latest ask for short options) on the Primary Market, or

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

if there are no such sales, at the average of the most recent bid and asked quotations on such Primary Market, or if such quotations are not available, at the last bid quotation (in the case of purchased options) or the last asked quotation (in the case of written options). If, however, there are no such quotations, such options will be valued using the implied volatilities observed for similar options or from aggregated data as an input to a model. Options traded in the over-the-counter market, if any, are valued at the price communicated by the counterparty to the option, which typically is the price at which the counterparty would close out the transaction. Option contracts, if any, that are neither exchange-listed nor traded in the over-the-counter market, and where no broker can provide a quote or approved pricing vendor a price, may be valued using the implied volatilities observed for similar instruments or from aggregated market data received from services (e.g., Bloomberg) as an input to a widely accepted model.

The Fund is permitted to invest in investments that do not have readily available market quotations. For such investments, the Act requires the Board to determine their Fair Value. The aggregate value of these investments amounted to $7,788,827, or 6.33% of the Fund’s net assets at June 30, 2019 and are listed in Note 3 to the Schedule of Investments.

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—	unadjusted quoted prices in active markets for identical assets and liabilities

Level 2—	other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2019:

		Level 2	Level 3	Investments
	Level 1	Other Significant	Significant	Valued at
	Quoted Prices	Observable Inputs	Unobservable Inputs	NAV**	Total
Investments in Securities*
Common Stock	$105,310,567	$—	$6,653,665	$—	$111,964,232
Preferred Stock	—	—	130,699	—	130,699
Limited Partnership	—	—	—	1,004,463	1,004,463
Total Investments in Securities	$105,310,567	$—	$6,784,364	$1,004,463	$113,099,394

*	Please see the Schedule of Investments for industry classifications.
**
As of June 30, 2019, certain of the Fund’s investments were valued using net asset value (“NAV”) per share (or its equivalent) as a practical expedient for fair value and have been excluded from the fair value hierarchy in accordance with ASU 2015-07. The fair value amount presented in this table is intended to permit reconciliation of the amounts presented in the fair value hierarchy to the amounts presented in the statement of assets and liabilities.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

The Fund values its investment in a private equity limited partnership in accordance with Accounting Standards Codification 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (Or its Equivalent)” (“ASC 820-10-35”). ASC 820-10-35 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the NAV of the investment is not as of the Fund’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. Inputs and valuation techniques for these adjustments may include fair valuations of the partnership and its portfolio holdings provided by the partnership’s general partner or manager, other available information about the partnership’s portfolio holdings, values obtained on redemption from other limited partners, discussions with the partnership’s general partner or manager and/or other limited partners and comparisons of previously-obtained estimates to the partnership’s audited financial statements. In using the unadjusted NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered. Attributes of those investments include the investment strategies of the privately held companies and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

Level 3 securities, which are listed in Note 3 to the Schedule of Investments, consist of the Fund’s investments in privately-held companies.

Inputs and valuation techniques used by the Fund to value its Level 3 investments in privately-held companies may include the following: acquisition cost; fundamental analytical data; discounted cash flow analysis; nature and duration of restrictions on disposition of the investment; public trading of similar securities of similar issuers; economic outlook and condition of the industry in which the issuer participates; financial condition of the issuer; and the issuer’s prospects, including any recent or potential management or capital structure changes. Although these valuation inputs may be observable in the marketplace as is characteristic of Level 2 investments, the privately-held companies, categorized as Level 3 investments, generally are highly illiquid in terms of resale.

When valuing Level 3 investments, management also may consider potential events that could have a material impact on the operations of a privately-held company. Not all of these factors may be considered or available, and other relevant factors may be considered on an investment-by-investment basis. The table below summarizes the techniques and unobservable inputs for the valuation of Level 3 investments.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

Quantitative Information about certain Level 3 Fair Value Measurements

	Fair Value at
	June 30, 2019	Valuation Technique	Unobservable inputs	Range[1]
Biotechnology
NovImmune SA—Common Shares[2]	$5,246,158	Market approach	Discount to offer price	5-15%
Ixodes AG, Series B—Preferred Shares	7,409	Asset based	Operational	0-20%
		approach	cash expenditure
Healthcare-Products
EyeSense AG, Series A—	241,828	Market approach	Recent round	N/A
Common Shares			of financing
Spineart SA—Common Shares	1,165,679	Market comparable	Discount for lack	20-35%
		companies	of marketability
Industrial Goods & Services
SelFrag AG Class A—Preferred Shares	123,290	Market approach	Recent round of financing	N/A
Total	$6,784,364

[1]
Significant changes in any of these ranges would result in a significantly higher or lower fair value measurement. A change in the discount rate is accompanied by a directionally opposite change in fair value.

[2]	See Note 10—Subsequent Events for additional information regarding NovImmune SA.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common	Preferred
	Stock	Stock	Total
Balance as of December 31, 2018	$6,322,654	$129,267	$6,451,921
Change in Unrealized Appreciation/Depreciation (a)	331,011	1,432	332,443
Net Realized Gain (Loss)	—	—	—
Gross Purchases	—	—	—
Gross Sales	—	—	—
Transfer out of Level 3	—	—	—
Balance as of June 30, 2019	$6,653,665	$130,699	$6,784,364

(a)	The noted amounts of change in unrealized appreciation/depreciation relate to the fair value of Level 3 assets held on June 30, 2019.

C. Securities Transactions and Investment Income
Securities transactions are recorded on the trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase to a specific offsetting transaction.

Dividend income, net of any foreign taxes withheld, is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily. Estimated expenses are also accrued daily.

The Fund records Swiss withholding tax as a reduction of dividend income, net of any amount reclaimable from Swiss tax authorities in accordance with the tax treaty between the United States and Switzerland.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

Distributions received from securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment and/or as a realized gain.

D. Distributions
The Fund pays dividends at least annually to the extent it has any federally taxable net investment income and makes distributions of any net realized capital gains to the extent that they exceed any capital loss carryforwards. The Fund determines the size and nature of these distributions in accordance with provisions of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund records dividends and distributions on the ex-dividend date.

In May 2018, the Board adopted a managed distribution policy that permits the Fund to distribute long-term capital gains more frequently than once per year as permitted by the Act. Distributions under the managed distribution plan may consist of net investment income, net realized short-term capital gains, net realized long-term capital gains and, to the extent necessary, return of capital (or other capital sources). In August 2018, the Board suspended until further notice any distributions that would otherwise be payable pursuant to the managed distribution policy. As of the date of this report, the managed distribution policy remains suspended. The Board may change or terminate the managed distribution policy at any time without prior notice to Fund stockholders, which could have an adverse effect on the market price of the Fund’s shares.

E. Federal Income Taxes
The Fund’s policy is to continue to comply with the requirements of the Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Therefore, no federal income tax provision is required.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. See Note 5 for federal income tax treatment of foreign currency gains/losses.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund files federal tax returns which remain open for examination generally for the current year and the three prior years. In addition, the Fund holds investments in Switzerland and other foreign tax jurisdictions. Withholding taxes on foreign interest and dividends have been provided for in accordance with each applicable country’s tax rules and rates.

F. Foreign Currency Translation
The Fund maintains its accounting records in U.S. dollars. The Fund’s assets are invested primarily in Swiss equities. In addition, the Fund can make its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s NAV, however, is reported, and distributions from the Fund are made, in U.S. dollars, resulting in gain or loss from currency conversions in the ordinary course of business. Historically, the Fund has not entered into

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

transactions designed to reduce currency risk and does not intend to do so in the future. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as unrealized foreign currency gain/loss. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency shown in the Fund’s financial statements result from the sale of foreign currencies, from currency gains or losses realized between the trade and settlement dates of securities transactions, and from the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on investments, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the U.S. dollar value of the foreign currency. Other foreign currency translations resulting in realized and unrealized gain or loss are disclosed separately.

G. Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H. Concentration of Market Risk
The Fund primarily invests in securities of Swiss issuers. Such investments may carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, unfavorable movements in the Swiss franc relative to the U.S. dollar, and the possible imposition of exchange controls and changes in governmental law and restrictions. In addition, concentrations of investments in securities of issuers located in a specific region expose the Fund to the economic and government policies of that region and may increase risk compared to a fund whose investments are more diversified.

Note 2—Fees and Transactions with Affiliates
Schroder Investment Management North America Inc. (“SIMNA”) and its affiliate, Schroder Investment Management North America Limited (“SIMNA Ltd” and together with SIMNA, “Schroders”), serve as the Fund’s investment adviser and investment sub-adviser, respectively. The Fund pays SIMNA an annual advisory fee of 0.70% of the Fund’s average month-end net assets up to $250 million, 0.60% of such assets in excess of $250 million and up to $350 million, 0.55% of such assets in excess of $350 million and up to $450 million, 0.50% of such assets in excess of

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

$450 million and up to $550 million, and 0.45% of such assets in excess of $550 million. As compensation for its investment sub-advisory services, SIMNA Ltd receives 58.5% of the advisory fee paid by the Fund to SIMNA.

The Fund pays each Director who is not an “interested person” (as such term is defined in the Act) of the Fund or Schroders (“Non-Interested Directors”), $42,000 annually in compensation, except for the Chairman of the Board to whom the Fund pays an annual fee of $56,000 and for the Chairs of the Audit, the Pricing and the Governance/Nominating Committees to each of whom the Fund pays an annual fee of $48,000. In addition, the Fund pays each Non-Interested Director $2,000 for each Board meeting attended in person, and $750 for each Board meeting attended by telephone. Each Director who is a member of a Committee will be paid a fee of $750 for each Committee meeting attended, whether in person or by telephone. The Board or a Committee may establish ad hoc committees or subcommittees. Any Committee or sub-committee member may be compensated by the Fund for incremental work outside of the regular meeting process based on the value determined to be added to the Fund. In July 2018, the Board approved a change to its By-Laws and Board committee charters to provide that each Director who is not an “interested person” of Schroders or its affiliates will be entitled to receive the above fees.

Note 3—Other Service Providers
American Stock Transfer & Trust Company is the Fund’s transfer agent. Prior to the close of business on April 26, 2019, JPMorgan Chase Bank, N.A. served as the Fund’s custodian and also provided certain administration and portfolio accounting services to the Fund.  Effective after the close of business on April 26, 2019, U.S. Bank, N.A. served as the Fund’s custodian and U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, provided administration and portfolio accounting services to the Fund. The Fund pays these service providers’ fees, which are accrued daily and paid monthly.

In addition to its other service provider fees, the Fund incurs certain professional fees, including fees of its outside legal counsel as well as fees of its independent registered public accounting firm. Those fees vary depending on the nature of the Fund’s activities each year.

Note 4—Capital Share Transactions
The Fund is authorized to issue up to 50 million shares of capital stock. Transactions in capital shares were as follows:

	For the Six Months Ended		For the Year Ended
	June 30, 2019		December 31, 2018
	Shares	Amount	Shares	Amount
Dividends Reinvested	—	$—	12,592,157	$99,423,894
Repurchased through Stock Repurchase Program (Note 6)	—	—	—	—
Repurchased from Tender Offer (Note 7)	—	—	(24,638,918)	(193,661,895)
Net Increase/(Decrease)	—	$—	(12,046,761)	$(94,238,001)

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

Note 5—Federal Income Tax and Investment Transactions
The tax character of distributions paid during 2018 and 2017 were as follows:

	2018	2017
Ordinary Income	$2,624,273	$3,290,803
Long-Term Capital Gains	126,792,897	—
Total	$129,417,170	$3,290,803

Under current tax law, capital losses and specified ordinary losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year. The Fund had deferred post-October capital and currency losses and other late-year deferrals totaling $481,984, which will be treated as arising on the first business day following the fiscal year ended December 31, 2018.

Capital loss carryovers retain their character as either long-term capital losses or short-term capital losses and are applied as a new loss on the first day of the immediately succeeding tax year. During the tax year ending December 31, 2018, the Fund utilized $610,025 of its non-expiring short-term capital loss carryovers.

At December 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$—
Capital Loss Carry Forward	—
Current Late-Year Loss Deferral and Post-October Losses	(481,984)
Unrealized Depreciation	(2,338,610)
Total	$(2,820,594)

The differences between book basis and tax basis distributable earnings are primarily attributable to tax deferral of wash sales and investments in partnerships.

Gains and losses from foreign currency transactions are treated as ordinary income and loss, respectively, for federal income tax purposes.

The following summarizes all distributions declared by the Fund during the year ended December 31, 2018:

	Record Date	Payable Date	Amount
Ordinary Income	6/22/2018	6/29/2018	$0.004
Long-Term Capital Gain	6/22/2018	6/29/2018	$0.199
Ordinary Income	9/18/2018	10/19/2018	$0.099
Long-Term Capital Gain	9/18/2018	10/19/2018	$4.811
Total Distributions			$5.113

Note 6—Stock Repurchase Program
Pursuant to authorization by the Board, the Fund began open market purchases of its common stock on the New York Stock Exchange in 1999. The Board has authorized a stock repurchase program permitting such purchases by the Fund in each subsequent year, except for 2014. The

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

principal purpose of the stock repurchase program has been to enhance stockholder value by increasing the Fund’s NAV per share.

On December 7, 2018, the Fund announced the Board’s approval of the Fund’s stock repurchase program for 2019. Under the program, the Fund is authorized to make open-market repurchases of its common stock of up to 250,000 shares. The Fund did not repurchase any common stock pursuant to the program during the six months ended June 30, 2019.

The Fund intends to repurchase shares of its common stock, at such times and in such amounts as is deemed advisable and in accordance with applicable law, subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer’s stock by the issuer and the Fund’s available cash to repurchase shares of the Fund’s common stock in a tax-efficient manner.

Note 7—Tender Offer
On November 20, 2018, the Fund accepted for cash purchase 24,638,918 shares of the Fund’s common stock at a price equal to $7.86 per share, which represented 98% of the Fund’s NAV per share of $8.02 as of the close of the regular trading session of the New York Stock Exchange on November 19, 2018.  As a result of the purchase of the 24,638,918 shares, the Fund had 13,267,111 shares of common stock outstanding.

Note 8—Capital Commitments
As of June 30, 2019, the Fund maintains an illiquid investment in one private equity limited partnership. This investment appears in the Fund’s Schedule of Investments. The Fund’s capital commitment for this partnership is shown in the table below:

	Original Capital	Unfunded
Investments	Commitment*	Commitment*
Private Equity Limited Partnership—International (a)
Aravis Biotech II, Limited Partnership	$3,321,750	$ —

*
The original capital commitment represents 3,250,000 Swiss francs, which has been fully funded as of June 30, 2019. The Swiss franc/U.S. dollar exchange rate as of June 30, 2019 was used for conversion and equaled 0.9784 as of such date.

(a)
This category consists of one private equity limited partnership that invests primarily in venture capital companies in the biotechnology and medical technology sectors. There is no redemption right for the interest in this limited partnership. Instead, the nature of investments in this category is that distributions are received through the realization of the underlying assets of the limited partnership.

Note 9—Investment Transactions
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended June 30, 3019 were $10,568,136 and $11,680,471, respectively.

Note 10—Subsequent Events
On July 19, 2019, the Fund sold its entire position in NovImmune SA in a private transaction for net proceeds of $5,785,746.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (concluded)

On August 20, 2019, the Fund filed with the SEC a definitive proxy statement on Schedule 14A for its 2019 Annual Meeting of Stockholders that is scheduled to be held on October 3, 2019.  In addition to the election of directors and ratification of the selection of the Fund’s independent registered public accounting firm, the Board of Directors has included in the proxy statement the following proposals for consideration by the Fund’s stockholders: (i) approval of an investment advisory agreement  between the Fund and Bulldog Investor’s, LLC; (ii) approval of the replacement of the Fund’s fundamental investment objective with a non-fundamental investment objective of total return; and (iii) approval of changes to certain of the Fund’s fundamental investment restrictions.  Please see the Fund’s proxy statement, which is available at www.sec.gov, for additional information.

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited)

This report is sent to the stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Information
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 730-2932 and on the SEC’s website at http://www.sec.gov. The Fund’s proxy voting record for the twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 730-2932 and on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge and upon request by calling (800) 730-2932 and on the SEC’s website at http://www.sec.gov.

Code of Ethics
The Board of Directors of the Fund and the Advisor have adopted Codes of Ethics pursuant to Rule 17j-1 under the Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended the “Codes”). The Codes apply to the personal investing activities of various individuals including directors and officers of the Fund, the Fund’s portfolio managers and designated officers, directors and employees of the Advisor. The provisions of the Codes place restrictions on individuals who are involved in managing the Fund’s portfolio, who help execute the portfolio managers’ decisions or who come into possession of contemporaneous information concerning the investment activities of the Fund.

The fundamental principle of the Codes is that the individuals covered by the Codes have a fiduciary responsibility to the Fund and its stockholders. They are therefore required at all times to place the interests of the Fund and the stockholders first and to conduct all personal securities transactions in manner so as to avoid any actual or potential conflict of interest or abuse of their position of trust.

Portfolio managers and other individuals with knowledge of Fund investment activities are prohibited from purchasing or selling a security during a blackout period of 30 calendar days before and after the date on which the Fund effects trade in the same or a similar security. They are also prohibited from engaging in short-term trading of Swiss equity or equity-linked securities.

Additionally, the Fund’s portfolio managers are prohibited from participating in any initial public offering or private placement of Swiss equity and equity-linked securities and other covered individuals must obtain prior clearance before doing so.

The Advisor’s Code provides that any individual subject to such Code and who violates the provisions of the Code is required to reverse the transaction and to turn over any resulting profits to the Fund. The Fund and the Advisor have adopted compliance procedures and have appointed compliance officers to ensure that all covered individuals comply with the Codes.

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited) (concluded)

Federal Tax Distribution Information
The Fund designates 100% of its ordinary income dividend distributions for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

The amounts may differ from those elsewhere in this report because of difference between tax and financial reporting requirements. For federal income tax purposes, distributions from short-term capital gains are classified as ordinary income.

The Fund intends to elect to pass through to stockholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding shares on December 31, 2018, were $0.30 and $0.10 per share, respectively.

THE SWISS HELVETIA FUND, INC.

Information Regarding Approval of Investment Advisory Agreement (Unaudited)

At an in-person meeting held on March 22, 2019, all of the members of the Fund’s Board of Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Directors”), constituting a majority of the Fund’s Board of Directors, considered and approved a proposal to renew (i) the Investment Advisory Agreement, dated as of April 17, 2014 (the “Advisory Agreement”), between the Fund and Schroder Investment Management North America Inc. (“SIMNA”), and (ii) the Sub-Advisory Agreement, dated as of April 17, 2014, as amended as of November 1, 2015 (the “Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Agreements”), between SIMNA and Schroder Investment Management North America Limited (“SIMNA Ltd.” and, together with SIMNA, the “Adviser”).  Prior to the meeting, Fund counsel requested, and the Adviser provided, materials to aid the Directors in their consideration of the proposal. It was noted that the Directors met over the course of the year with investment advisory personnel from the Adviser and regularly review detailed information regarding the Fund. In addition, the Board held a telephonic meeting on March 18, 2019 with counsel and representatives of the Adviser to commence review of the materials provided and the relevant legal considerations. In approving the continuation of the Agreements, the Directors considered all factors that they considered relevant, including the specific factors described below.  The Directors did not identify any one factor as all-important or controlling, and each Director attributed different weights to the various factors.

The Directors considered various data and information regarding the nature, extent and quality of services provided, including, among other things, information about the background and experience of senior management and investment personnel responsible for managing the Fund. The Directors considered the information provided regarding the portfolio managers and other resources dedicated to the Fund and the investment philosophy and process and disciplined investment approach followed by those individuals in managing the Fund, including the importance of dedicated Switzerland-based portfolio managers. The Directors noted the efforts of the Adviser to proactively generate investor interest through industry conferences and shareholder outreach.

The Directors reviewed the Fund’s investment performance, determining that the Fund’s performance should be evaluated against the achievement of the Fund’s investment objective of seeking long-term capital appreciation through investment primarily in equity and equity-linked securities of Swiss companies. The Directors considered the Fund’s performance against the Swiss Performance Index (the “SPI”) and against a list of non-U.S. funds that invest in Swiss equities in the Morningstar Category “Switzerland Large-Cap Equity (offshore territories)”, which includes two non-U.S. funds advised by the Adviser. Although the performance data for funds included in the list included one-year, two-year, three-year, five-year and 10-year returns ended December 31, 2018, the Directors considered most relevant the total returns for the

THE SWISS HELVETIA FUND, INC.

Information Regarding Approval of Investment Advisory Agreement (Unaudited)
(continued)

one-year, two-year, and five-year periods ended December 31, 2018 due to the fact that the Adviser commenced management of the Fund effective July 1, 2014.

The Directors noted that the Fund’s total return based on net asset value outperformed the SPI for the one-year period ended December 31, 2018 by approximately 3% and that the Fund’s total return based on market price slightly underperformed the SPI for the same period. During the one-year period ended December 31, 2017, the Fund’s total return on net asset value underperformed the SPI by about 3% while the Fund’s total return based on market price slightly outperformed the SPI for the same period. The Directors also noted that for the period from January 1, 2015 through January 31, 2019, the Fund’s total return based on net asset value and total return based on market price both slightly outperformed the SPI. The Directors also noted that the Fund outperformed the Adviser’s non-U.S. peer funds for the one-year and five-year periods on a total return market value basis. The Directors also observed that, unlike the Fund, the returns of the SPI and the peer funds were not subject to the regulatory restrictions, including issuer and concentration limits, applicable to the Fund by virtue of the Investment Company Act.

The Directors reviewed the information provided by the Adviser and compiled by Broadridge showing a comparison of the Adviser’s fee rate for the Fund, as well as the Fund’s expense ratio, compared to a peer group of U.S. registered closed-end funds selected independently by Broadridge having similar objectives, strategies and asset sizes as the Fund. The Directors noted that the Fund ranked in the second quintile with respect to the Adviser’s actual fee, fourth quintile with respect to the Fund’s total expenses and fifth quintile with respect to the Fund’s non-management expenses. The Directors considered that the peer non-U.S. funds advised by the Adviser had higher management fees and total expense rates for the year ended December 31, 2018, compared to the Fund. The Directors noted that the fee paid to SIMNA Ltd. is paid by SIMNA from the fee paid to it by the Fund and appears to be a reasonable sharing of the fee paid by the Fund in light of the allocation of responsibilities. However, the Directors also noted that while the Fund had benefitted during 2018 from the Adviser’s providing to the Fund a chief executive officer, chief financial officer and chief compliance officer at no additional cost to the Fund, the Adviser discontinued that benefit in early 2019, resulting in additional costs to the Fund. They also noted their ongoing efforts to reduce non-management Fund expenses, which would be adversely affected in 2019 by the Adviser’s decision to no longer provide the Fund with the aforementioned officers at no additional cost to the Fund.

The Directors considered information regarding the profitability of the Fund’s advisory arrangements to the Adviser. The Adviser discussed the methodology utilized for determining its profitability. The Directors determined that the level of profitability did not appear inappropriate or unreasonable at this time. The Directors considered that the Adviser was expecting a significant decrease in profitability going forward following the drop in the size of the Fund at the end of 2018. The

THE SWISS HELVETIA FUND, INC.

Information Regarding Approval of Investment Advisory Agreement (Unaudited)
(concluded)

Directors noted that although the Adviser would no longer be providing officers of the Fund, which would result in an expected decrease in support costs allocated to the Fund, this saving was expected to be more than offset by a decrease in advisory fees.

The Directors considered that the Fund is a closed-end fund and that it was not expected to have meaningful asset growth absent primarily a rights offering or an acquisition. They did not view the potential for realization of economies of scale as the Fund’s assets grow to be a meaningful factor in their deliberations, and that due to the Fund’s significant tender offer in 2018, it does not appear that the Fund will likely experience economies of scale in the near future. The Non-Interested Directors noted, however, that the advisory fee rate schedule under the Advisory Agreement contains multiple breakpoints commencing with assets of U.S. $250 million and above and that these breakpoints benefit stockholders.

The Directors considered information regarding the financial position of each of SIMNA and SIMNA Ltd. and were satisfied that they each have adequate resources to continue to perform the services required under the Agreements.

The Directors considered other benefits that the Adviser or its parent could be considered to derive from their relationship with the Fund, including the marketing value of the Fund’s performance in attracting other clients. The Directors determined that these benefits were relatively minor and did not affect their overall assessment of the reasonableness of the relationship.

Based on the evaluation of these factors, the Board of Directors, including the Independent Directors, unanimously concluded that the Fund’s advisory fee rate was reasonable in relation to the service rendered by the Adviser and, therefore, approved the continuation of the Agreements.

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors (Unaudited)

The following tables set forth certain information about each person currently serving as a Director of the Fund, including his or her beneficial ownership of Common Stock of the Fund. All information presented in the tables is as of June 30, 2019.

Shares and
Dollar Range of
	Position(s)		Other Directorships	Common Stock
Name,	with Fund	Principal Occupation(s)	Held By Director	Beneficially
Address[1] & Age	(Since)	During At Least The Past Five Years	During At Least The Past Five Years	Owned
Class I
Richard Dayan	Director (2018);	President and owner of	Trustee of High Income Securities	0
	Member of the	Cactus Trading since 1990	Fund since 2018; Director of	$0
Age: 76	Audit Committee		Emergent Capital, Inc. (formerly,
	(2018); Member of		Imperial Holdings, Inc.) until 2016
the Governance/
Nominating
Committee (2018)
Moritz A. Sell	Director (2017);	Principal, Edison Holdings GmbH;	Trustee of High Income Securities	125
	Member and	Senior Advisor, Markston	Fund since 2018; Director of FAX	$1-$10,000
Age: 51	Chair of the Audit	International LLC; Director, Market	(Aberdeen Asia Pacific Income
	Committee (2017);	Strategist and Head of Proprietary	Fund) and FCO (Aberdeen Global
	Lead Independent	Trading (London Branch),	Income Fund) since 2018; Director of
	Director (2017)	Landesbank Berlin AG and	IAF (Aberdeen Australia Equity Fund)
		Landesbank Berlin Holding AG	since 2004; Director of Aberdeen
		(formerly, Bankgesellschaft Berlin AG)	Greater China Fund until 2018;
		from 1996 to 2013	Chairman and Director of
Aberdeen Singapore Fund
until 2018
Class II
Andrew Dakos*	Director	Member, Bulldog Investors, LLC;	President and Director of Special	64
	(2017) and	Principal of the general partner of	Opportunities Fund, Inc. since	$1-$10,000
Age: 53	Chairman (2018)	several private investment	2009; Trustee, Crossroads
		partnerships in the Bulldog	Liquidating Trust (formerly,
		Investors group of private funds;	Crossroads Capital, Inc.) since
		Principal of the managing general	2015; President and Trustee of
		partner of Bulldog Investors	High Income Securities Fund since
		General Partnership	2018; Director, Brookfield DTLA
Fund Office Trust Investor Inc.
since 2017; Director, Emergent
Capital, Inc. until 2017; Director of
The Mexico Equity and Income
Fund, Inc. until 2015
*
Mr. Dakos is considered an “interested person” of the Fund within the meaning of the 1940 Act (and a Class II Interested Director of the Fund) as a result of his position as President and Chief Executive Officer of the Fund.

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors (Unaudited) (concluded)

Shares and
Dollar Range of
	Position(s)		Other Directorships	Common Stock
Name,	with Fund	Principal Occupation(s)	Held By Director	Beneficially
Address[1] & Age	(Since)	During At Least The Past Five Years	During At Least The Past Five Years	Owned
Class III
Phillip F. Goldstein	Director (2018);	Member of Bulldog Investors, LLC	Chairman and Director of The	1,037
	Member and	since 2009; Principal of the general	Mexico Equity and Income Fund,	$1-$10,000
Age: 74	Chair of the	partner of several private investment	Inc. since 2000; Special
	Governance/	partnerships in the Bulldog Investors	Opportunities Fund, Inc. since
	Nominating	group of private funds since 2009	2009; High Income Securities
	Committee (2018)		Fund since 2018; Director of
Brookfield DTLA Fund Office Trust
Investor Inc. since 2017; MVC
Capital, Inc. since 2013; Trustee of
Crossroads Liquidating Trust
(formerly, Crossroads Capital,
Inc.) since 2016; Chairman and
Director of Emergent Capital, Inc.
(formerly, Imperial Holdings, Inc.)
until 2017
Gerald Hellerman	Director (2018);	Chief Compliance Officer of	Director of Mexico Equity and	41
	Member of the	The Mexico Equity and Income	Income Fund, Inc. since 2001;	$1-$10,000
Age: 81	Audit Committee	Fund, Inc. since 2001 and	Special Opportunities Fund, Inc.
	(2018); Member	Special Opportunities	since 2009; MVC Capital, Inc. since
	and Chair of the	Fund, Inc. since 2009; Managing	2003; Trustee of Crossroads
	Pricing Committee	Director of Hellerman Associates	Liquidating Trust (formerly,
	(2018)	(a financial and corporate	Crossroads Capital, Inc.) since
		consulting firm) since 1993 (which	2017; Fiera Capital Series Trust
		terminated activities as of	since 2017; Trustee of High
		December 31, 2013)	Income Securities Fund since 2018;
Director of Emergent Capital, Inc.
(formerly, Imperial Holdings, Inc.)
until 2017; Ironsides Partners
Opportunity Offshore Fund Ltd.
until 2016

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Officers (Unaudited)

The following table sets forth certain information about each person serving as an Officer of the Fund as of June 30, 2019.

Officers[2]
				Shares and
				Dollar Range of
				Common Stock
Name,	Position(s)	Term of Office and	Principal Occupation(s)	Beneficially
Address[1] & Age	with Fund	Length of Time Served	During At Least The Past Five Years	Owned
Andrew Dakos	President and	President and Chief	Member, Bulldog Investors,	64
	Chief Executive	Executive Officer since 2019;	LLC; Principal of the general	$1-$10,000
Age: 53	Officer; Director	Chairman since 2018;	partner of several private
	and Chairman.	Director since 2017	investment partnerships in the
			Bulldog Investors group of private
			funds; Principal of the managing
			general partner of Bulldog
			Investors General Partnership
Thomas Antonucci	Chief Financial	Since 2019	Director of Operations,	0
	Officer		Bulldog Investors, LLC;	$0
Age: 50			Chief Financial Officer
			and Treasurer of Special
			Opportunities Fund; Treasurer
			of High Income Securities Fund
Stephanie Darling	Chief Compliance	Since 2019	General Counsel and Chief	0
	Officer		Compliance Officer of Bulldog	$0
Age: 49			Investors, LLC; Chief Compliance
			Officer of High Income Securities
			Fund; Principal of The Law
			Office of Stephanie Darling;
			Editor-in-Chief of The
			Investment Lawyer
Rajeev Das	Secretary	Since 2019	Head of Trading, Bulldog	32
			Investors, LLC	$1-$10,000
Age: 50
[1]	The address for each Director and Executive Officer is c/o The Swiss Helvetia Fund, Inc., 615 East Michigan Street, Milwaukee, WI 53202.
[2]	Each Executive Officer serves on a year-to-year basis for an indefinite term, until his or her successor is elected and qualified.

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited)

Terms and Conditions
Pursuant to this Automatic Dividend Reinvestment Plan (the “Plan”) of The Swiss Helvetia Fund, Inc. (the “Fund”), unless a holder (each, a “Shareholder”) of the Fund’s shares of common stock (the “Common Shares”) otherwise elects, all income dividends, capital gain distributions and returns of capital, if any (collectively referred to herein as “dividends”), on such Shareholder’s Common Shares will be automatically reinvested by American Stock Transfer & Trust Company, as agent for Shareholders in administering the Plan (the “Plan Administrator”), in additional Common Shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends payable in cash directly to the Shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by American Stock Transfer & Trust Company LLC, as the Dividend Disbursing Agent. Shareholders may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator. Enrollment, purchase or sales of shares and other transactions or services offered by the Plan can be directed to the Plan Administrator through the following:

Telephone
Telephone the Plan Administrator: 1-888-556-0425.

In Writing
You may also write to the Plan Administrator at the following address: American Stock Transfer & Trust Company, PO Box 922, Wall Street Station, New York, NY 10269-0560. Be sure to include your name, address, daytime phone number, social security or tax I.D. number and a reference to The Swiss Helvetia Fund, Inc. on all correspondence.

Participation in the Plan is completely voluntary and may be terminated at any time without penalty by providing notice in writing to the Plan Administrator at least 3 business days prior to any dividend payment date for that dividend to be payable in cash. A request for termination that is received less than 3 business days prior to any dividend payment date will be processed by the Plan Administrator, but you will have that dividend reinvested in additional Common Shares. However, all subsequent dividends will be payable in cash unless and until you resume participation in the Plan. To resume participation in the Plan, your request to enroll in the Plan must be received by the record date for that dividend distribution. If received after the record date, your participation in the Plan will begin with the next dividend declaration.

Whenever the Fund declares a dividend, payable either in Common Shares or in cash, participants in the Plan will receive a number of Common Shares determined in accordance with the following provisions and non-participants in the Plan will receive cash. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either: (i) through the receipt of additional unissued but authorized Common Shares from the Fund (“newly issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“open-market purchases”) on the New York Stock Exchange, the primary national securities exchange on which the Common Shares are traded, or elsewhere.

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited) (continued)

If, on the payment date for any dividend, the net asset value (“NAV”) per Common Share is equal to or less than the market price per Common Share (plus estimated brokerage trading fees) (such condition being referred to herein as “market premium”), the Plan Administrator will invest the dividend amount in newly issued Common Shares on behalf of the participants. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per Common Share on the date the Common Shares are issued, provided that, if the NAV per Common Share is less than or equal to 95% of the then current market price per Common Share on the date of issuance, the dollar amount of the dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

If, on the payment date for any dividend, the NAV per Common Share is greater than the market price of the Common Shares (plus estimated brokerage trading fees) (such condition being referred to herein as “market discount”), the Plan Administrator will invest the dividend amount in Common Shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in Common Shares acquired in open-market purchases. If, before the Plan Administrator has completed its open-market purchases, the market price of a Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend had been paid in newly issued Common Shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, if the Plan Administrator is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued Common Shares at the NAV per Common Share at the close of business on the last purchase date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of Common Shares issuable under the Plan.

The Plan Administrator maintains all registered Shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Shareholders for tax records. Common Shares in the account of each Plan participant generally will be held by the Plan Administrator in non-certificated form

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited) (continued)

in the name of the Plan participant, although the Plan Administrator will issue certificates for whole Common Shares upon your request. Certificates for fractional Common Shares will not be issued.

In the case of Shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record Shareholder and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of dividends payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Administrator’s open-market purchases of Common Shares in connection with the reinvestment of dividends under the Plan.

Participants in the Plan may sell any or all of their Common Shares in their Plan accounts by contacting the Plan Administrator. The Plan Administrator currently charges $15.00 for the transaction, plus $0.10 per Common Share for this service. Participants also may withdraw their Common Shares from their Plan accounts and sell those Common Shares through their broker.

Neither the Fund nor the Plan Administrator will provide any advice, make any recommendations, or offer any opinion with respect to whether or not you should purchase or sell your Common Shares or otherwise participate in the Plan. You must make independent investment decisions based on your own judgment and research. The Common Shares held in Plan accounts are not subject to protection under the Securities Investor Protection Act of 1970.

Neither the Fund nor the Plan Administrator will be liable for any good faith act or for any good faith omission to act, including, without limitation, any claim or liability arising out of failure to terminate a participant’s account upon the participant’s death, the prices at which Common Shares are purchased or sold for a participant’s account, the times when purchases or sales of Common Shares are made, or fluctuations in the market value of Common Shares. However, nothing contained in this provision affects a Shareholder’s right to bring a cause of action based on alleged violations of the federal securities laws.

Voting
Each Shareholder proxy will include those Common Shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants.

Taxation
The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited) (concluded)

Amendments to Plan
The Fund reserves the right to suspend, amend or terminate the Plan at any time. All Shareholders of record, both participants and non-participants in the Plan, will be notified of any suspension, termination or significant amendment of the Plan. If the Plan is terminated, Common Shares held in the participants’ accounts will be distributed to the participants. Any change in the source of purchase of Common Shares under the Plan from open market purchases or direct issuance by the Plan Administrator does not constitute an amendment to the Plan.

THE SWISS HELVETIA FUND, INC.

Directors and Officers
Andrew Dakos	Gerald Hellerman[1,4]
Chairman, President and	Director
Chief Executive Officer	Thomas Antonucci
Richard Dayan[1,5]	Chief Financial Officer
Director	Stephanie Darling
Phillip Goldstein[2]	Chief Compliance Officer
Director	Rajeev Das
Moritz Sell[3,6]	Secretary
Director

[1]	Audit Committee Member	[4]	Pricing Committee Chair
[2]	Governance Nominating	[5]	Governance Committee
	Committee Chair		Member
[3]	Audit Committee Chair	[6]	Lead Independent Director

Investment Adviser
Schroder Investment Management North America, Inc.
7 Bryant Park
New York, NY 10018-3706
(800) 730-2932

Investment Sub-adviser
Schroder Investment Management North America Ltd.
31 Gresham Street
London, EC2V 7QA United Kingdom

Administrator
U.S. Bank Global Fund Services

Custodian
U.S. Bank, N.A.

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038
(888) 556-0425

Legal Counsel
Sullivan & Cromwell LLP

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP

The Investment Adviser
The Swiss Helvetia Fund, Inc. (the “Fund”) is managed by Schroder Investment Management North America Inc. (“SIMNA Inc.”).

SIMNA Inc. is an investment adviser registered with the U.S. Securities & Exchange Commission (the “SEC”). It provides asset management products and services to a broad range of clients including Schroder Series Trust and Schroder Global Series Trust, investment companies registered with the SEC. SIMNA Inc. is part of a global asset management firm with approximately $565.5 billion in assets under management and administration as of June 30, 2019.

Executive Offices
The Swiss Helvetia Fund, Inc.
615 East Michigan Street
Milwaukee, WI 53202
(800) 730-2932

For inquiries and reports:
(800) 730-2932
email: swzintermediary@schroders.com

Website Address
www.swzfund.com

The Fund
The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol “SWZ”.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by accessing the Fund’s website www.swzfund.com. Net Asset Value is also published weekly in Barron’s, the Monday edition of The Wall Street Journal and the Sunday edition of The New York Times.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under item 1 of the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

The following purchases were made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
1/1/19 – 1/31/19	N/A	N/A	N/A	N/A
2/1/19 – 2/28/19	N/A	N/A	N/A	N/A
3/1/19 – 3/31/19	N/A	N/A	N/A	N/A
4/1/19 – 4/30/19	N/A	N/A	N/A	N/A
5/1/19 – 5/31/19	N/A	N/A	N/A	N/A
6/1/19 – 6/30/19	N/A	N/A	N/A	N/A
Total

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to Registrant’s Form N-CSR filed on March 8, 2019.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      The Swiss Helvetia Fund, Inc.

By (Signature and Title)      /s/Andrew Dakos
Andrew Dakos, President and Chief Executive Officer

Date    September 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Andrew Dakos
Andrew Dakos, President and Chief Executive Officer

Date    September 4, 2019

By (Signature and Title)      /s/Thomas Antonucci
Thomas Antonucci, Chief Financial Officer

Date    September 4, 2019